Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent events
Subsequent events

40 Subsequent events

On January 31, 2024, Eni finalized the acquisition of 100% of Neptune Energy Group, a group based in the United Kingdom and active in the research, development and production of hydrocarbons, mainly natural gas assets in Indonesia, Algeria and United Kingdom. The transaction, which implies an outlay for Eni of approximately €2 billion, was conducted in agreement with the associate Vår Energi ASA which acquired Neptune's assets in Norway. Price allocation to the net assets acquired is underway.

In March 2024, Eni Plenitude SpA Società Benefit finalized an agreement with Energy Infrastructure Partners (EIP) which allowed EIP to enter the share capital of Plenitude through a capital increase of €0.6 billion, equal to 7.6% of the Company's share capital.